
KISSES



Intent to Acquire Dot's Pretzels & Pretzels Inc

November 10, 2021

To view the full press release, click here.






KISSES
MILK CHOCOLATE

INVESTING IN AND DIVERSIFYING OUR PORTFOLIO FOR THE FUTURE

investing
IN THE CORE


HERSHEY'S
HERSHEY'S

+

diversifying
TO CAPTURE
INCREMENTAL GROWTH


LILY'S

=

long-term growth
HERSHEY

DOT'S PRETZELS JOINING THE HERSHEY FAMILY



#3
in Pretzels


authentic
Dot's Homestyle Pretzels
ORIGINAL SEASONED
PRETZEL TWISTS
Small Town Recipe, BIG Time Flavor

Dot's Homestyle Pretzels

FINANCIAL HIGHLIGHTS[1]

Reported Net Sales: $160 million

Reported Net Sales Growth: 35%

Adjusted EBITDA Margin: 37%

Source: RI MULO+C 52-weeks ended October 10, 2021; The Pretzel category includes all traditional items along with crisps and filled products.
[1]Represents the last 12 months ended September 30, 2021

EXPANDING BREADTH ACROSS SNACKING


BROOKSIDE
DARK CHOCOLATE
Pomegranate Flavor
HERSHEY'S
milk chocolate
HERSHEY'S
Almond Joy
BROOKSIDE
DARK CHOCOLATE
Crunchy Clusters
barkTHINS
SNACKING CHOCOLATE
dark chocolate pretzel & sea salt
PIRATE'S BOOTY
Aged White Cheddar
BAKED, NOT FRIED!
PURE POPPED PERFECTION
SKINNY POP
POPCORN
39 CALORIES PER CUP
NON GMO
GLUTEN FREE
SKINNY POP
POPCORN
MINI CAKES
SEA SALT
PAQUI
MUCHO NACHO
Dot's Homestyle Pretzels
ORIGINAL SEASONED
PRETZEL TWISTS
Small Town Recipe, BIG Time Flavor
JOLLY rancher GUMMIES
original flavors
Twizzlers
Caramello
Reese's Pieces
ROLO
SHARE PACK
HERSHEY'S KISSES
milk chocolate
HERSHEY'S mr.Goodbar
Whatchamacallit
Reese's TAKE 5
LILY'S
ORIGINAL DARK CHOCOLATE
ICE CUBES
York
breath savers
Reese's
KitKat
PAYDAY
Reese's SNACK CAKE
ONE
ONE PLANT
MICROWAVE
SKINNY POP
POPCORN
BUTTER
Dot's Homestyle Pretzels
HONEY MUSTARD SEASONED
PRETZEL TWISTS

sweet

savory

WITH GROWING LEADERSHIP IN KEY SAVORY SNACK CATEGORIES AND OCCASIONS

SKINNYPOP POPCORN

#2
Brand in RTE Popcorn



PIRATE'S BOOTY®

#2
Brand in BFY Puffs



Dot's Homestyle Pretzels®

#3
Brand in Pretzels



Estimated Retail Sales ~$1 BILLION

The acquisition of Dot's Pretzels is expected to close in December 2021.
The Puffs category includes baked and extruded corn and rice snacks, and the Pretzel category includes all traditional items along with crisps and filled products.
Source: Estimated retail sales includes sales in measured channels included in IRI MULO+C plus key non-measured channels for the 52-weeks end October 10, 2021.

DISRUPTING & RE-ENERGIZING THE PRETZEL CATEGORY WITH BOLD FLAVORS AND PREMIUM PRETZEL CRUNCH


SALTY
ZESTY
SWEET

CONSUMER NEEDS

FUNCTIONAL

Satiating

Permissible

EMOTIONAL

Deliciously Bold

Exciting to Eat

FOCUSED, PREMIUM PRICED PORTFOLIO WITH CATEGORY LEADING VELOCITIES

FOCUSED



#1 Item in Category +$100M Retail Sales

Top 3 Items >80% of Dot's Retail Sales

PREMIUM

Dollars ($) per Pound (lb)


$
$6.36
$5.65
$4.06
Salty Snacks
Pretzels

~60% Price Premium to Pretzel Category

STRONG VELOCITY

Dollars ($) per Total Point Distribution (TDP)


$950
$427
$325
$272
Private Label
Comp A
Comp B

Highest velocity brand in Pretzels

Source: IRI MULO+C 52-weeks ended October 10, 2021; The Pretzel category includes all traditional items along with crisps and filled products.

ACCELERATED GROWTH DRIVING THE CATEGORY

RETAIL SALES


100
90
80
70
60
50
40
30
20
10
0
ACV
$ Retail Sales ($M)
$5
$12
$29
$56
$146
$185
2016
2017
2018
2019
2020
L52W

Dot's Homestyle Pretzels

fastest-growing

PRETZEL AND SALTY SNACK SCALE[1] BRAND

55%

of the Pretzel category growth

OVER PAST YEAR

[1]Greater than $10M in U.S. retail sales for the 52-weeks ended October 10, 2021.

Source: IRI MULO+C 52-weeks ended October 10, 2021; The Pretzel category includes all traditional items along with crisps and filled products.

ACQUIRING PRETZELS INC TO MAXIMIZE SUPPLY CHAIN CAPACITY, PROFITABILITY AND CONTINUITY

PRETZELS
INC





HIGHLIGHTS

Co-Manufacturer for Dot's Homestyle Pretzels other branded products, and private label

Capital Investment of $100M in past 3 years

Capacity and capabilities offer breadth for Dot's and CMG branded snacking items

LEVERAGE BEST OF BIG AND SMALL

HERSHEY	Dot's Homestyle Pretzels / PRETZELS INC
Category Strategy	Strong Brand Equity
Ubiquitous Distribution	Disruptive Product Offering
Addressable Media / In-House Creative	Independent DSD Distributor Network
Product & Pack Innovation	Manufacturing Scale & Capabilities
Omni-Channel Expertise	

value creation

TRANSACTION OVERVIEW

TERMS

Total Investment **$1.22B**

Aggregate Net Sales **$275M**[1]

Expected to be slightly accretive to reported earnings per share in 2023 and adjusted earnings per share in 2022

FINANCING

Cash on hand and **commercial paper**

No change expected to corporate **credit rating**

CLOSING

Pending regulatory approvals

Expected to close in **Dec '21**

[1]Aggregate Net Sales represents the last 12 months ended September 30, 2021 for Dot's Pretzels and Pretzels Inc., excluding estimated intercompany sales.

Sweet + Savory

MAKING MORE MOMENTS OF GOODNESS





HERSHEY